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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

        Date of Report (Date of earliest event reported): August 15, 2006

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES QWS-1)
             (Exact name of registrant as specified in its charter)

            DELAWARE               001-16727                    13-3891329
        (State or other          (Commission                (I. R. S. Employer
        jurisdiction  of          File Number)              Identification No.)
         incorporation)

     WORLD FINANCIAL CENTER,                                       10080
       NEW YORK, NEW YORK                                       (Zip Code)
      (Address of principal
       executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000


                      INFORMATION TO BE INCLUDED IN REPORT


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1.    REGISTRANT'S BUSINESS AND OPERATIONS

              Not applicable.

SECTION 2.    FINANCIAL INFORMATION

              Not applicable.

SECTION 3.    SECURITIES AND TRADING MARKETS

              Not applicable.

SECTION 4.    MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

              Not applicable.

SECTION 5.    CORPORATE GOVERNANCE AND MANAGEMENT

              Not applicable.

SECTION 6.    ASSET-BACKED SECURITIES

              Not Applicable.

SECTION 7.    REGULATION FD

              Not applicable.

SECTION 8.    OTHER EVENTS

     ITEM 8.01   OTHER EVENTS

                 99.1 Distribution to holders of the PreferredPLUS Trust Certificates Series QWS-1 on August 15, 2006.

                             For information with respect to the underlying
                       securities held by PreferredPLUS Trust Series QWS-1, please refer to Qwest Communications International Inc.'s (Commission file number 001-15577) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities guarantor and the underlying securities issuer has filed electronically with the SEC.


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                             Although we have no reason to believe the
                       information concerning the underlying securities and the guarantee or the underlying securities issuer and the underlying securities guarantor contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer and the underlying securities guarantor (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities and the guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities and the guarantee or the underlying securities issuer and the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Financial statements of business acquired.

                 Not Applicable.

           (b)   Pro forma financial information.

                 Not Applicable.

           (c)   Shell company transactions.

                 Not Applicable.

           (d)   Exhibits.

                 99.1 Trustee's report in respect of the August 15, 2006 distribution to holders of the PreferredPLUS Trust Certificates Series QWS-1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH DEPOSITOR, INC.

Date: 08/25/2006                            By:    /s/ Jason Liddell
                                                   -----------------------------
                                            Name:  Jason Liddell
                                            Title: Vice-President


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                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the August 15, 2006 distribution to holders of the PreferredPLUS Trust Certificates Series QWS-1.